Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT  TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 BY CHIEF FINANCIAL OFFICER

In connection with the Annual Report of PCA International, Inc. (the “Company”) on Form 10-K for the fiscal year ended February 2, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald Norsworthy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 2, 2003

By:	/s/ DONALD NORSWORTHY
Donald Norsworthy Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to PCA International, Inc. and will be retained by PCA International, Inc. and furnished to the Securities and Exchange Commission upon request.